UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On  April  8,  2013,  iGambit  Inc.  (“iGambit”)  and  its  wholly  owned  subsidiary,  IGXGLOBAL,  CORP.

(“IGXGLOBAL”,   and   collectively,   the   "Company"),   entered   into,   and   became   obligated   under,   a

transaction  to  rescind  (the  “Rescission  Agreement”)  the  Company’s  purchase  agreement  dated  December

28,  2012  (the  “Purchase  Agreement”)  with    IGX  Global  Inc.  (“IGXUS”),  IGX  Global  UK  Limited

(“IGXUK”,  and  collectively,  “IGXNJ”)  and  Tomas  Duffy  (“Duffy”)  the  sole  shareholder  of  both

IGXUK  and  IGXUS  (the  “Shareholder”).   The  Rescission  Agreement  dated  April  8,  2013,  was

reported  in  a  current  report  on  Form  8-K  filed  with  the  SEC  on  April  12,  2013.   Although  the

agreement  was  executed  on  April  8,  2013,  conditions  to  closing  were  not  completed  until  April

25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 1, 2013

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

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